                                                                   EXHIBIT  10.B




                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of October 9, 1998 (this "Amendment"), to the $750,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, dated as of October 29, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("Tennessee"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as CAF Advance Agent (in such capacity, the "CAF Advance Agent") for the Lenders thereunder, CITIBANK, N.A., as documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders.


                              W I T N E S S E T H:


                  WHEREAS, EPNGC, Tennessee, the Administrative Agent, the CAF Advance Agent, the Documentation Agent, the Syndication Agent and the Lenders are parties to the Credit Agreement; and

                  WHEREAS, EPNGC and Tennessee have requested that, pursuant to
Section 9.1 of the Credit Agreement, the Lenders amend certain terms in the Credit Agreement in the manner provided for herein and the Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, EPNGC, Tennessee and the Lenders hereby agree as follows:

                  1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  2. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in correct alphabetical order:

                  "5-Year Facility" has the meaning assigned to such term in
Section 5.2(c).

                  3. Amendment to Section 2.8. Section 2.8 of the Credit Agreement is hereby amended by deleting in its entirety the table of Facility Fee rates appearing in such Section and substituting in lieu thereof the following table of Facility Fee rates:

            "Bond Rating                        Facility
           (S&P/Moody's)         Level          Fee Rate
           -------------         -----          --------

A/A2 or higher                     I               .05%

A-/A3                             II               .06%

BBB+/Baa1                        III               .08%

BBB/Baa2                          IV               .10%

BBB-/Baa3                          V               .11%

BB+/Ba1 or lower                  VI               .16%;"


                  4. Amendment to Section 5.2(c). Section 5.2(c) of the Credit Agreement is hereby amended by:

                  (i) Inserting the following phrase after the word "hereof" in clause (B)(y): "(the `5-Year Facility')"

                  (ii) Deleting the word "and" from clause (D) and inserting a comma in lieu thereof; and

                  (iii) Deleting the period at the end of clause (E) and inserting the following text:

                           "and (F) Debt, Guarantees or reimbursement
                  obligations incurred by Tennessee pursuant to one or more commercial paper programs allowing for the issuance by Tennessee of items of commercial paper having maturity dates not later than one year from the dates of their respective issuance provided that such Debt, Guarantees or reimbursement obligations of Tennessee shall be in an aggregate amount not to exceed at any time the excess of (x) the sum of (1) the aggregate amount of Commitments and (2) the aggregate amount of Commitments as defined in the 5-Year Facility, over (y) the sum of (1) the aggregate amount of Advances, (2) the aggregate amount of Advances, as defined in and outstanding pursuant to, the 5-Year Facility, and (3) the aggregate principal amount of commercial paper outstanding from time to time that (I) is issued by the Company and its Subsidiaries (other than Tennessee) and (II) relies upon credit availability under either this Agreement or the 5-Year Facility for commercial paper liquidity purposes."

                  5. Amendment to Schedule I of the Credit Agreement. Schedule I of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I attached hereto.

                  6. Agreement of Borrowers and Lenders. Notwithstanding the provisions of Section 2.23 of the Credit Agreement, the Lenders hereby extend the Stated Termination Date to October 27, 1999 as requested in the Extension Request of the Company dated September 11, 1998.

                  7. Conditions to Effectiveness. This Amendment shall become effective as of October 28, 1998 (the "Amendment Effective Date"), provided that prior to such date the Administrative Agent shall have received counterparts hereof duly executed by all the Lenders, EPNGC, Tennessee and Holding.

                  8. Representations. On and as of the date hereof, each Borrower hereby confirms, reaffirms and restates that the representations and warranties set forth in Section 4.1 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                  9. Limited Consent. Except as expressly waived and amended herein, the Credit Agreement shall continue to be and shall remain in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or to prejudice any other right or rights that the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended, supplemented or otherwise modified from to time.

                  10. Costs and Expenses. The Company agrees to pay or reimburse the Administrative Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.

                  11. Counterparts; Execution by Facsimile. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by, and shall be effective as to the relevant party upon, facsimile transmission of the relevant signature pages hereof.

                  12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

                  13. Exiting Lenders. Each Lender which after the Amendment Effective Date no longer holds a Commitment (an "Exiting Lender") is executing this Amendment solely for the purpose of acknowledging that its Commitment will terminate on the Amendment Effective Date upon repayment in full of all amounts owing to it under the Credit Agreement on the

Amendment Effective Date. The modifications to the Credit Agreement effected by this Amendment are being approved by Lenders holding 100% of the Commitments after giving effect to termination of the Commitments of the Exiting Lenders on the Amendment Effective Date. On the Amendment Effective Date, the Borrowers shall effect such borrowings and repayments among the Lenders (which need not be pro rata among the Lenders) so that, after giving effect thereto, the respective principal amount of Base Rate Advances and Eurodollar Rate Advances to the Borrowers held by the Lenders shall be pro rata according to their respective Commitment Percentages, as amended hereby. The Borrowers shall also repay, upon the request and demand of any Exiting Lender, any CAF Advance to the Borrowers held by such Exiting Lender. The Borrowers shall remain obligated to pay any amounts due pursuant to subsection 9.4 of Credit Agreement in connection with such prepayments.

                  14. Consent of El Paso Energy Corporation. El Paso Energy Corporation, as guarantor under its Guarantee, dated as of August 28, 1998 (the "Holding Guarantee"), in favor of the Administrative Agent, hereby (a) consents to the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees contained in the Holding Guarantee are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                       EL PASO NATURAL GAS COMPANY


                                       By: /s/ H. BRENT AUSTIN
                                           ------------------------------------
                                       Title: Executive Vice President


                                       TENNESSEE GAS PIPELINE COMPANY


                                       By: /s/ H. BRENT AUSTIN
                                           ------------------------------------
                                       Title: Executive Vice President


                                       THE CHASE MANHATTAN BANK, as
                                          Administrative Agent, CAF Advance
                                          Agent and a Lender


                                       By: /s/ PETER M. LING
                                           ------------------------------------
                                       Title: Vice President


                                       CITIBANK, N.A.


                                       By: /s/ DAVID B. GORTE
                                           ------------------------------------
                                       Title: Attorney-in-fact


                                       MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK


                                       By: /s/ KATHRYN SAYKO-YANES
                                           ------------------------------------
                                       Title: Vice President

                                       ABN-AMRO BANK, N.V.


                                       By: /s/ MICHAEL W. NEPVEUX
                                           ------------------------------------
                                       Title: Group Vice President


                                       By: /s/ KEVIN P. COSTELLO
                                           ------------------------------------
                                       Title: Vice President



                                       AUSTRALIA AND NEW ZEALAND
                                          BANKING GROUP LIMITED


                                       By: /s/ PAMELA COUCH
                                           ------------------------------------
                                       Title: Vice President


                                       BANK OF AMERICA NATIONAL
                                          TRUST & SAVINGS ASSOCIATION


                                       By: /s/ CLAIRE LIV
                                           ------------------------------------
                                       Title: Managing Director


                                       BANKBOSTON, N.A.


                                       By: /s/ MICHAEL KANE
                                           ------------------------------------
                                       Title: Managing Director


                                       BANK OF MONTREAL IRELAND PLC


                                       By: /s/ ERIC T. LINDSTROM
                                           ------------------------------------
                                       Title: General Manager

                                       THE BANK OF NEW YORK


                                       By: /s/ RAYMOND J. PALMER
                                           ------------------------------------
                                       Title: Vice President


                                       THE BANK OF NOVA SCOTIA


                                       By: /s/ F.C.H. ASHBY
                                           ------------------------------------
                                       Title: Loan Operations


                                       THE BANK OF TOKYO-MITSUBISHI,
                                          LTD., as an Exiting Lender


                                       By: /s/ MICHAEL G. MEISS
                                           ------------------------------------
                                       Title: Vice President


                                       BANQUE NATIONALE DE PARIS,
                                          HOUSTON AGENCY


                                       By: /s/ WARREN R. ROSS
                                           ------------------------------------
                                       Title: Assistant Vice President


                                       BARCLAYS BANK PLC, as an Exiting Lender


                                       By: /s/ SALVATORE ESPOSITO
                                           ------------------------------------
                                       Title: Director

                                       BAYERISCHE HYPO UND- VEREINSBANK AG,
                                          LOS ANGELES AGENCY


                                       By: /s/ CHRISTIAN TAYLOR
                                           ------------------------------------
                                       Title: Vice President and Manager


                                       By: /s/ JOHN CARLSON
                                           ------------------------------------
                                       Title: Vice President


                                       CREDIT AGRICOLE INDOSUEZ


                                       By: /s/ KATHERINE L. ABBOTT
                                           ------------------------------------
                                       Title: First Vice President


                                       By: /s/ DAVID BOUHL, F.V.P.
                                           ------------------------------------
                                       Title: Head of Corporate Banking,
                                              Chicago


                                       CIBC INC.


                                       By: /s/ ROBIN W. ELLIOTT
                                           ------------------------------------
                                       Title: Authorized Signatory


                                       CREDIT LYONNAIS NEW YORK
                                          BRANCH


                                       By: /s/ PHILLIPPE SOUSTRA
                                           ------------------------------------
                                       Title: Senior Vice President


                                       THE DAI-ICHI KANGYO BANK,
                                          LIMITED, as an Exiting Lender


                                       By: /s/ EVERETT M. HARNER
                                           ------------------------------------
                                       Title: Vice President

                                       DEUTSCHE BANK AG NEW YORK
                                        BRANCH AND/OR CAYMAN
                                        ISLANDS BRANCH


                                       By: /s/ STEPHAN A. WIEDEMANN
                                           ------------------------------------
                                       Title: Director


                                       By: /s/ SUSAN L. PEARSON
                                           ------------------------------------
                                       Title: Director


                                       DRESDNER BANK AG, NEW YORK
                                        AND GRAND CAYMAN BRANCHES


                                       By: /s/ THOMAS LAKE
                                           ------------------------------------
                                       Title: Vice President


                                       By: /s/ ROBERT PREMINGER
                                           ------------------------------------
                                       Title: Assistant Treasurer


                                       THE FUJI BANK, LIMITED-NEW YORK  BRANCH


                                       By: /s/ RAYMOND VENTURA
                                           ------------------------------------
                                       Title: Vice President and Manager


                                       THE INDUSTRIAL BANK OF JAPAN
                                        TRUST COMPANY


                                       By: /s/ MIKE OAKES
                                           ------------------------------------
                                       Title: Senior Vice President


                                       THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED HOUSTON OFFICE
                                        (Authorized Representative)

                                       KBC BANK N.V.


                                       By: /s/ ROBERT SNAUFFER
                                           ------------------------------------
                                       Title: First Vice President


                                       By: /s/ RAYMOND F. MURRAY
                                           ------------------------------------
                                       Title: Vice President


                                       THE LONG-TERM CREDIT BANK OF
                                        JAPAN, LTD.


                                       By: /s/ SADAO MURAOKA
                                           ------------------------------------
                                       Title: Head of Southwestern Region


                                       MELLON BANK, N.A.


                                       By: /s/ ROGER E. HOWARD
                                           ------------------------------------
                                       Title: Vice President


                                       NATIONAL WESTMINSTER BANK PLC NEW
                                        YORK BRANCH


                                       By: /s/ PATRICIA J. DUNDEE
                                           ------------------------------------
                                       Title: Senior Vice President


                                       NATIONAL WESTMINSTER BANK PLC
                                        NASSAU BRANCH


                                       By: /s/ PATRICIA J. DUNDEE
                                           ------------------------------------
                                       Title: Senior Vice President

                                       NATIONSBANK OF TEXAS, N.A.


                                       By: /s/ MARY LOUISE ALLEN
                                           ------------------------------------
                                       Title:  Vice President


                                       THE NORINCHUKIN BANK, NEW YORK
                                        BRANCH


                                       By: /s/ YOSHIRO NIIRO
                                           ------------------------------------
                                       Title:  General Manager


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By: /s/ THOMAS K. GRUNDMAN
                                           ------------------------------------
                                       Title:  Senior Vice President


                                       ROYAL BANK OF CANADA


                                       By: /s/ J. D. FROST
                                           ------------------------------------
                                       Title:  Senior Manager


                                       THE SAKURA BANK, LIMITED - NEW
                                        YORK BRANCH, as an Exiting Lender


                                       By: /s/ YASUMASA KIKUCHI
                                           ------------------------------------
                                       Title:  Senior Vice President


                                       SOCIETE GENERALE, SOUTHWEST
                                        AGENCY


                                       By: /s/ RICHARD A. GOULD
                                           ------------------------------------
                                       Title:  Director

                                     THE SUMITOMO BANK, LIMITED


                                     By: /s/ C. MICHAEL GARRIOO
                                         --------------------------------------
                                     Title:  Senior Vice President


                                     TORONTO DOMINION (TEXAS), INC.


                                     By: /s/ LINDA G. LAVIN
                                         --------------------------------------
                                     Title: Managing Director


                                     UBS AG (as sucessor by merger to
                                      Union Bank of Switzerland, Houston
                                      Agency), New York Branch


                                     By: /s/ ERIC C. HANSON
                                         --------------------------------------
                                     Title:  Assistant Director


                                     By: /s/ LEO L. BAITZ
                                         --------------------------------------
                                     Title:  Director


                                     THE YASUDA TRUST & BANKING,
                                      CO., LTD., as an Exiting Lender


                                     By: /s/ JUNICHIRD KAWAMURA
                                         --------------------------------------
                                     Title:  Vice President


                                     PARIBAS


                                     By: /s/ BART SCHOUEST
                                         --------------------------------------
                                     Title:  Managing Director


                                     By: /s/ BETSY JOCHER
                                         --------------------------------------
                                     Title:  Assistant Vice President


Consent of Holding:

EL PASO ENERGY CORPORATION


By: /s/ H. BRENT AUSTIN
    --------------------------------
Title:  Executive Vice President

                                                                      SCHEDULE I


                          COMMITMENTS, ADDRESSES, ETC.



Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

The Chase Manhattan Bank                                            $51,000,000
Global Oil & Gas
270 Park Avenue, 32nd Floor
New York, New York  10017
Attention:   Peter Ling
Telephone:   212-270-4676
Telecopier:  212-270-3897

ABN AMRO Bank, N.V.                                                 $32,500,000
135 South LaSalle, Suite 625
Chicago, Illinois  60603
Attention:  Josephine Zozubrado
Telephone:  312-904-8865
Telecopier: 312-904-6893

with a copy to:

ABN Amro Bank, N.V.
Three Riverway, Suite 1700
Houston, Texas  77056
Attention:  Michael Nepvieux
Telephone:  (713) 964-3316
Telecopier: (713) 621-5810

Australia and New Zealand Banking                                   $14,250,000
Group Limited
1177 Avenue of the Americas
New York, New York  10036
Attention:  David Giacalone
Telephone:  212-801-9814
Telecopier: 212-556-4814


Bank of America National Trust                                      $25,250,000
& Savings Association
3 Allen Center, Suite 4550
Houston, Texas  77002
Attention:  Claire Liu
Telephone:  713-651-4855
Telecopier: 713-651-4841

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

with a copy to

Bank of America National Trust
& Savings Association
231 South LaSalle
Chicago, Illinois  60697
Attention:  Debbie Aguilar
Telephone:  312-828-3793
Telecopier: 312-974-9626

BankBoston, N.A.                                                    $14,250,000
100 Federal Street
Mailstop 01-08-02
Boston, Massachusetts  02110
Attention:  Debora Williams
Telephone:  617-434-9623
Telecopier: 617-434-9820

with a copy to:

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110
Attention:  Michael Kane
Telephone:  617-434-5358
Telecopier: 617-434-3652

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

Bank of Montreal Ireland Plc                                        $12,500,000
4th Floor, Segrave House
19/20 Earlsfort Terrace
Dublin 2, Ireland
Attention:  Eric Lindstrom
Telephone:  353-1-662-9300
Telecopier: 353-1-662-9301

with  copies to:

Bank of Montreal
700 Louisiana Street, Suite 4400
Houston, Texas  77002
Attention:  Natasha Gilossop
Telephone:  713-546-9752
Telecopier: 713-223-4007

and

Bank of Montreal
700 Louisiana Street, Suite 4400
Houston, Texas  77002
Attention:  Cahal Carmody
Telephone:  713-546-9750
Telecopier: 713-223-4007

The Bank of New York                                                $23,500,000
One Wall Street, 19th Floor
New York, New York  10286
Attention:  Terri Foran
Telephone:  212-635-7921
Telecopier: 212-635-7923

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------


The Bank of Nova Scotia                                             $23,500,000
Atlanta Agency
600 Peachtree Street, N.E.
Suite 2700
Atlanta, Georgia  30308
Attention:  F.C.H. Ashby
Telephone:  404-877-1500
Telecopier: 404-888-8998

with a copy to:

The Bank of Nova Scotia
Houston Representative Office
1100 Louisiana, Suite 3000
Houston, Texas  77002
Attention:  Jean-Paul Purdy
Telephone:  713-759-3433
Telecopier: 713-752-2425

Banque Nationale de Paris,                                          $14,250,000
Houston Agency
333 Clay Street, Suite 3400
Houston, Texas  77002
Attention:  Warren Ross
Telephone:  713-951-1224
Telecopier: 713-659-1414

Bayerische Hypo- und Vereinsbank AG,                                $12,500,000
Los Angeles Agency
800 Wilshire Blvd., Suite 1600
Los Angeles, California  90017
Attention:  John Carlson
Telephone:  213-629-1821
Telecopier: 213-622-6341

Credit Agricole Indosuez                                            $14,250,000
600 Travis Street, Suite 2340
Houston, Texas  77002
Attention:  Brian Knezeak
Telephone:  713-223-7001
Telecopier: 713-223-7029

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

with a copy to:

Credit Agricole Indosuez
55 East Monroe Street, Suite 4700
Chicago, Illinois  60303
Attention:  Teresa Howard
Telephone:  312-917-7554
Telecopier: 312-372-2628

CIBC Inc.                                                           $27,500,000
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia  30339
Attention:  Katherine McGovern
Telephone:  770-319-4821
Telecopier: 770-319-4950

with a copy to:

CIBC Inc.
909 Fannin Street, Suite 1200
Houston, Texas  77010
Attention:  Mark Wolf
Telephone:  713-655-5226
Telecopier: 713-650-3727

Citibank, N.A.                                                      $41,750,000
One Court Square
Long Island City, New York  11120
Attention:  Charles Pecora
Telephone:  718-248-9490
Telecopier: 718-248-1138

with a copy to:

Citibank, N.A.
1200 Smith Street, Suite 2000
Houston, Texas  77002
Attention:  Sumit Mathai
Telephone:  713-654-2868
Telecopier: 713-654-2938

                                                                               6

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

Credit Lyonnais New York Branch                                     $32,500,000
1000 Louisiana Street, Suite 5360
Houston, Texas  77002
Attention:  Bernadette Archie
Telephone:  713-753-8723
Telecopier: 713-751-0307

With copy to:
Credit Lyonnais
1000 Louisiana Street, Suite 5360
Houston, Texas  77002
Attention:  Richard Kaufman
Telephone:  713-753-0500
Telecopier: 713-751-0307

Deutsche Bank AG New York and/                                      $32,500,000
or Cayman Islands Branches
31 West 52nd Street
New York, New York  10019
Attention:  Stephan A. Wiedemann
Telephone:  212-469-8663
Telecopier: 212-469-8212

Dresdner Bank AG, New York and Grand Cayman                         $14,250,000
Branches
75 Wall Street
New York, New York  10005
Attention:  Mike Terry
Telephone:  212-429-2224
Telecopier: 212-429-2129

The Fuji Bank, Limited-New York Branch                              $20,000,000
Two World Trade Center, 79th floor
New York, New York 10048
Attention:  Audry Tsunematsu
Telephone:  212-898-2046
Telecopier: 212-321-9407

The Industrial Bank of Japan                                        $14,250,000
Trust Company
Allen Three Center
333 Clay, Suite 4850
Houston, Texas  77002
Attention:  W. Lynn Williford
Telephone:  713-651-9444
Telecopier: 713-651-9209

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

KBC Bank N.V.                                                       $32,500,000
125 West 55th Street
New York, New York  10019
Attention:  Lynda Resuma/
            Loan Administration
Telephone:  212-541-0657
Telecopier: 212-956-5581

with a copy to:

KBC Bank N.V.
125 West 55th Street
New York, New York  10019
Attention:  Christine Park
Telephone:  212-541-0731
Telecopier: 212-541-0784

The Long-Term Credit Bank of Japan, Ltd.                            $12,500,000
165 Broadway
New York, New York 10006
Attention:  Bob Pacifici
Telephone:  212-335-4801
Telecopier: 212-608-3452

with a copy to:

2200 Ross Avenue, Suite 4700 West
Dallas, Texas  75201
Attention:  Kent Wallace
Telephone:  214-969-5352
Telecopier: 214-969-5357

Mellon Bank, N.A.                                                   $23,500,000
Energy Services Group
One Mellon Bank Center
Pittsburgh, Pennsylvania  15258-0001
Attention:  Roger E. Howard
Telephone:  412-234-5606
Telecopier: 412-236-1840

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

Morgan Guaranty Trust Company of                                    $35,000,000
New York
60 Wall Street
22nd Floor
New York, New York  10260
Attention:  Stacy Haimes
Telephone:  212-648-9316
Telecopier: 212-648-5014

National Westminster Bank Plc                                       $12,500,000
New York Branch
175 Water Street, 19th Floor
New York, New York  10038
Attention:  Commercial Lending Unit
Telephone:  212-602-4180
Telecopier: 212-602-4118

NationsBank of Texas, N.A.                                          $25,250,000
700 Louisiana, 8th Floor
Houston, Texas  77002
Attention:  Patrick M. Delaney
Telephone:  713-247-7373
Telecopier: 713-247-6568

The Norinchukin Bank, New York Branch                               $23,500,000
245 Park Avenue, 29th Floor
New York, New York  10167
Attention:  Tsuneo Tsukasaki
Telephone:  212-697-1717
Telecopier: 212-697-5754

PNC Bank, National Association                                      $23,500,000
One PNC Bank Plaza
249 Fifth Avenue, 3rd Floor
Pittsburgh, Pennsylvania  15222-2707
Attention:  Thomas K. Grundman
Telephone:  412-762-3025
Telecopier: 412-762-2571

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

Royal Bank of Canada                                                $27,500,000
Financial Square
23rd Floor
New York, New York  10005-2531
Attention:  Linda Swanston,
            Loan Processing
Telephone:  212-428-6321
Telecopier: 212-428-2372

with a copy to:

Royal Bank of Canada
12450 Greenspoint Drive
Suite 1450
Houston, Texas  77060
Attention:  Doug Frost
Telephone:  281-874-5664
Telecopier: 281-874-0081

Societe Generale,                                                   $23,500,000
Southwest Agency
Suite 4800
2001 Ross Avenue, Suite 4800
Dallas, Texas  75201
Attention:  Lia Grerra
Telephone:  214-979-2769
Telecopier: 214-754-0171

The Sumitomo Bank, Limited                                          $20,000,000
277 Park Avenue
New York, New York  10172
Attention:  Jessica Cueto
Telephone:  212-224-4132
Telecopier: 212-224-4537

with a copy to:

The Sumitomo Bank, Limited
700 Louisiana Street
Suite 1750
Houston, Texas  77002
Attention:  John Song
Telephone:  713-238-8236
Telecopier: 713-259-0020

Name and Address of Lender                                     Amount of Commitment
--------------------------                                     --------------------

Toronto Dominion (Texas), Inc.                                      $32,500,000
909 Fannin Street, Suite 1700
Houston, Texas  77010
Attention:  Sonja Jordan
Telephone:  713-653-8244
Telecopier: 713-951-9921

with a copy to:

Toronto Dominion
31 West 52nd Street
New York, New York  10019
Attention:  Linda Lavin
Telephone:  212-827-7779
Telecopier: 212-262-1929

Union Bank of Switzerland,                                          $23,500,000
New York Agency
299 Park Avenue
New York, New York 10171
Attention:  Robert Casey
Telephone:  212-821-3329
Telecopier: 212-821-3914

Banque Paribas                                                      $14,250,000
1200 Smith Street, Suite 3100
Houston, Texas  77002
Attention:  John Roberts
Telephone:  713-659-4811
Telecopier: 713-659-6915

with a copy to:

Banque Paribas
1200 Smith Street, Suite 3100
Houston, Texas  77002
Attention:  Leah Evans-Hughes
Telephone:  713-659-4811
Telecopier: 713-659-5305